Exhibit 32.1

Certification Pursuant to 18 U.S.C. 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Vivic Corp. (the “Company”) on Form 10-K for the period ended December 31, 2019 and the transition period from  May 1, 2019 to December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Yun-Kuang Kung, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 2, 2020

By:          /s/ Yun-Kuang Kung

Yun-Kuang Kung

Chief Executive Officer